PAGE

                                                 File No. 333-13185
                                                 Rule 497 (e)


                         CONSECO FUND GROUP

                 SUPPLEMENT DATED FEBRUARY 21, 1997
               TO STATEMENT OF ADDITIONAL INFORMATION
                        DATED JANUARY 2, 1997


        On February 21, 1997, the Board of Trustees met to approve an increase in the distribution fee payable under the Distribution and Service Plans (the 12b-1 Plans ) for Class A shares of the Funds described in the Funds January 2, 1997 Statement of Additional Information and to approve proxy materials for a special meeting of shareholders to be held on or about March 28, 1997. The Board of Trustees also voted to a p p r ove, among other things, the investment advisory agreements (the Agreements ) for the Equity, Asset Allocation and Fixed Income Funds (collectively, the Funds ). Pending shareholder approval of the Agreements and the 12b-1 Plans, the Trust s investment adviser and principal underwriter will waive all fees payable from the Funds under the Agreements and 12b-1 Plans.

        B a s ed upon the Board s actions, and subject to shareholder approval of the new Agreements and 12b-1 Plans, the effective date of the Agreements, as noted on page 22 of the Statement of Additional Information ( SAI ), will be revised to reflect the date that the new Agreements are adopted, and the disclosure on page 25 of the SAI under the h e a ding entitled DISTRIBUTION ARRANGEMENTS and the subheading entitled Distribution and Service Plan will be revised to read as follows:

        Pursuant to the Class A Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to its Class A Plan are currently being accrued on a fiscal year basis with respect to the Class A Shares of each Fund at an annual rate of 0.25% of the Fund s average daily net assets attributable to Class A shares. The Equity Fund s Plan and the Asset Allocation Fund s Plan authorize payments to Conseco Equity Sales, Inc. (the Distributor ) up to 0.50%, and the Fixed Income Fund s Plan up to 0.65%, annually of each Fund s average daily net assets attributable to its Class A shares. Up to 0.25% of the fee may be paid to dealers in the form of a trail or maintenance fee after the first full year of investment in an amount equal to an annual rate of 0.25% of Class A s daily net assets owned by clients of such dealers.

          PAGE

   WDC:  7137_1
















































          PAGE